MICHAEL HAYFORD, PRESIDENT & CEO OWEN SULLIVAN, COO TIM OLIVER, CFO January 25, 2021 NCR and Cardtronics Exhibit 99.2

FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “expect,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “potential,” “objective,” “could,” "may," and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding NCR’s plans to manage its business through the novel strain of the coronavirus identified in late 2019 (“COVID-19”) pandemic and the health and safety of our customers and employees; the expected impact of the COVID-19 pandemic on NCR’s Banking, Retail and Hospitality segments including the impact on our customers’ businesses and their ability to pay; expectations regarding our operating goals and actions to manage these goals; expectations regarding cost and non-price revenue synergies; expectations regarding our cash flow generation, cash reserve, liquidity, financial flexibility and impact of the COVID-19 pandemic on our employee base; expectations regarding our ability to capitalize on market opportunities; expectations regarding leveraging the debit network to monetize payment transactions; expectations regarding accretion; expectations regarding long-term strategy and our ability to create stockholder value; NCR’s financial outlook; expectations regarding our continued focus on our long-term fundamentals, including, but, not limited to, execution of NCR's recurring revenue strategy and accelerated growth including its transformation to an as-a-Service company; the potential benefits of an acquisition of Cardtronics plc; and NCR’s expected areas of focus to drive growth and create long-term stockholder value. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the U. S. Securities and Exchange Commission (SEC) on February 28, 2020, and those factors detailed from time to time in NCR's other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated January 25, 2021, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. In particular, the forecasts contained herein are based on a number assumptions and estimates that, while presented with numerical specificity and considered reasonable by NCR, are inherently subject to many significant business, economic and competitive uncertainties and contingencies beyond NCR's control. There is no assurance that these forecasts will be realized and actual results may be higher or lower than estimated. Preliminary Financial Results. This presentation includes certain preliminary results for the three months ended December 31, 2020. In certain cases, NCR has provided ranges, rather than specific amounts, for the preliminary results described herein primarily because our financial closing procedures for the three months ended December 31, 2020 are not yet complete and, as a result, we expect that our final results upon completion of our closing procedures may vary materially from the preliminary estimates within the ranges as described herein. The estimates were prepared by and are the responsibility of our management, based upon a number of assumptions, in connection with preparation of our financial statements and completion of the quarter. Such ranges have not been audited, reviewed, compiled, or had agreed-upon procedures applied by our independent registered public accounting firm. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. NCR plans to report completed financial results for the three months and year ended December 31, 2020 on or about February 9, 2021. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. Notes to Investors

Additional Information and Where to Find It. This communication may be deemed solicitation material in respect of the proposed acquisition of Cardtronics by NCR. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Cardtronics plans to file with the SEC and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. Cardtronics may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by Cardtronics with the SEC. BEFORE MAKING ANY VOTING DECISION, CARDTRONICS’ SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY CARDTRONICS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Cardtronics shareholder meetings to approve the proposed transaction, the scheme of arrangement or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in Cardtronics’ proxy statement (including the scheme documentation). Shareholders may obtain a free copy of the proxy statement and other documents Cardtronics files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Cardtronics makes available free of charge on its investor relations website at ir.cardtronics.com copies of materials it files with, or furnishes to, the SEC. No Offer or Solicitation. This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed transaction will be implemented solely pursuant to the scheme of arrangement, subject to the terms and conditions of the Acquisition Agreement between NCR and Cardtronics, dated January 25, 2021, which contain the full terms and conditions of the proposed transaction. Participants in the Solicitation. NCR and certain of its directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from Cardtronics’ shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of NCR’s directors and executive officers in NCR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 28, 2020, and its definitive proxy statement for the 2020 annual general meeting of shareholders, which was filed with the SEC on March 12, 2020.  Investors may obtain additional information regarding the interests of participants in the solicitation of proxies from Cardtronics’ shareholders in connection with the proposed transaction, which may, in some cases, be different than those of Cardtronics’ shareholders generally, by reading the proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at ir.cardtronics.com.

Transaction Overview Closing Consideration Financing Strategic Rationale Expected close mid-year 2021 Clear path to closing, subject to Cardtronics’ shareholder and customary regulatory approvals $39.00 in cash for each share of Cardtronics common stock Represents $2.5 billion transaction value … $1.8B in equity, $700M in debt Fully committed financing from Bank of America, N.A. Pro Forma NCR The company will have ~$8.1 billion in revenues and ~$1.6 billion in adjusted EBITDA pro forma, including potential cost synergies Expands and accelerates NCR strategy Consistent with our NCR shareholder value creation thesis shared at our investor day in December Creates more value-added products for our respective banking and retail customer bases Highly complementary platforms with synergy potential Cardtronics Transaction processor of value-added payment transactions Provider of ATM / Debit network Provider of full-service outsourcing of ATM’s

NCR Investment Thesis NCR shareholder value creation will be driven by: Mix shift to software and services Recurring revenue growth Higher margins from mix shift From December 3, 2020 NCR Investor Day

NCR: A Global Leader NYSE: NCR, Fortune 500, ~$6.2 Billion 2020 revenue 36,000 employees serving clients in 180 countries Headquarters: Atlanta, Georgia A leading software and services-led enterprise provider for the vertical industries we serve HOSPITALITY RETAIL FINANCIAL Revenue 2020 ~$6.2B 72% Software & Services 28% Hardware 24 Million Digital Banking Users Solutions for Large and Community Financial Institutions No. 1 ATM Software & Muti-Vendor Applications (Source: RBR) Leader in Retail No. 1 Retail POS Software Vendor No. 1 Self-Checkout Provider (Source: RBR) 500+Branch Transformation Financial Service Clients Leading the market with innovative multi-service solutions 7,000+ Software Professionals In 19 countries Leader in Hospitality No. 1 Restaurant POS Software (Source: RBR) Half of the top 100 worldwide restaurant brands use NCR 32 of the top 50 quick service restaurant brands use NCR Industry Revenue 2020 $6.2B 50% Banking 34% Retail 11% Hospitality 5% Other Recurring revenue = 54%

Cardtronics Snapshot*

Cardtronics is the world's largest non-bank ATM operator, with operations in 10 countries across 4 continents

- **Cardtronics' ~75K owned & operated ATMs** worldwide located at leading retail locations. Managed services & processing for an additional ~200K ATMs.
- **Cardtronics solutions and infrastructure** provides secure ATM networks at convenient premier retail locations, connecting cash to the digital economy.
- **Leading Financial Institutions and Fintechs** partner with Cardtronics for customized, and cost-effective cash solutions.
- **Dynamic two-sided network** provides Financial Institutions with a cost effective cash solution while also extending their brand presence.
- **Recurring revenue streams,** underpinned by long-term relationships with premier retailers and Financial Institutions. Strong recent growth, through the pandemic, with Financial Institutions and Fintechs as branch transformation accelerates.
- **Strong and predictable cash flows.**

Allpoint

The world's largest retail-based surcharge-free ATM network

8 of 10
Top U.S. Retailers[1]

~2,000
Financial Institution Relationships, including 9 of the top 10 largest U.S. retail banks

60+ Million
Cardholders with access to Allpoint surcharge-free network

2019 Full Year Financial Summary

Revenues[2] - $1.35B
Adj. EBITDA[2] - $308MM
Adj. Free Cash Flow[2] - $150MM

1 Source: Kantar Consulting, Stores Top Retailers 2020, U.S. Retailers with an ATM program
2 As defined and reconciled in Cardtronics 2019 Form 10-K
* The financial and other information above relating to Cardtronics' business is based on information provided by, and is the sole responsibility of, Cardtronics' management,. NCR has not verified the accuracy of any such information.

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Accretive to non-GAAP EPS in the first full year … approximately 20-25% per share Accelerates NCR-as-a-Service strategy Advances NCR’s 80/60/20 targets: 80% software & services mix, 60% recurring revenue, 20% Adj. EBITDA margin Enhances NCR’s scale and cash flow generation Expands payments opportunity Strategic Rationale Strategically consistent…accretive

Accelerates NCRaaS Strategy & Expands Payments Opportunity NCR & Cardtronics combo creates: As-a-Service Company with Scale and installed base Proven model Complementary customers and regions Ability to Monetize Payment Transactions Combining network with NCR addressable market Accelerates: All three 80/60/20 metrics More non-hardware revenue More recurring revenue Higher adj. EBITDA margin and cost synergies NCR as-a-Service model Payments penetration Strategically consistent…accretive

Cardtronics Platform to Penetrate a Broader Market Differentiated by an unrivaled network and a broad suite of products and solutions Source: Cardtronics public investor presentation From Cardtronics public investor presentation Solutions FI Partners Retail Foundation Allpoint Allpoint+ ATM Mobile Cash ATM Branding ATM Managed Services Transaction driving initiatives shift transactions to our ATM network

NCR Platform to RUN self-directed banking, RUN the store, and RUN the restaurant Hospitality Retail Banking

Accelerates NCR-as-a-Service Strategy and… Accelerating digitization of banking requires a reconfigured cash infrastructure Capitalizing on banks’ transition towards ATM operations outsourcing and branch rationalization Offering a full suite of self-directed banking solutions ATM-as-a-Service ATM business Subscription Management Reporting Security & Compliance Cash Management Hardware SLM and FLM Software ATM Monitoring Performance Management Incident Management Transaction Processing Terminal Driving Network / Data CTR Enhanced Expanded Service Desk Advisory Service Vendor Management From December 3, 2020 NCR Investor Day

Cardtronics’ debit network will allow NCR to connect retail and bank customers Value of the Network Retailers FI / Fintech Surcharge-Free Network Bank Branding + Consumer Loyalty / Volume Drives customer growth & loyalty Consumer Convenience Drives more store traffic and lower branch traffic More FIs Drive more consumers High Value Retailers attract more FIs …Expands Payments Opportunity Source: Cardtronics public investor presentation and edited by NCR From Cardtronics public investor presentation

Cash Usage Remains Strong and Growing Across our Markets Total U.S. cash in circulation exceeded $2 trillion in August for the first time, growing >10% YoY every month since May U.S. cash in circulation grew 15% year-over-year in September 20201 Order for currency notes by the Federal Reserve Board in 2021 “heavily influenced by COVID-19 pandemic, as the Federal Reserve has experienced unprecedented replacement of unfit notes shredded at Reserve Banks, an increase in net payments drives the FY 2021 print order” 1 Consumers aged 18-25 Have highest use of cash of any age group. Source: Federal Reserve Statistics – Currency in Circulation and Currency Print Orders. October 2020. Source: 2019 Diary of Consumer Payment Choice, Cash Product Office, Federal Reserve System, June 2019. From Cardtronics public investor presentation

Consumers Trust and Continue to Demand Cash Cardtronics’ U.S. same-store1 cash dispensed was up 13% year-over-year in Q3 Current consumer sentiment supports cash use2 Underbanked consumers are increasing cash use within their overall payments mix 77% of consumers agree/neutral with statement “cash is safe to use” 54% prefer cash for <$10 Financial inclusion and choice of payment From Cardtronics public investor presentation and edited by NCR Year-over-year 2020 Cardtronics U.S. Same-store1 Cash Dispensed 2% 3% 13% Q3 Q2 Q1 Average of transfer efficiency of four infectious bacteria From surface to finger at 40-65% humidity3 Non-porous surfaces Porous surfaces 3. Applied and Environmental Microbiology: Transfer Efficiency of Bateria and Viruses from Porus and Nonporus Fomites to Fingers, September. 2013

Opportunity for Significant Value Creation

Cash Generation

- Free cash flow greater than two companies alone
- Provides strong deleveraging profile
- Continued disciplined capital allocation strategy

Profitability and Revenue Synergies

- Anticipated cost savings of $100-$120 million
- Full run-rate cost synergies by late 2022
- Opportunity for revenue synergies (e.g., cross-selling, accelerating new services and introducing new products) is significant but not included in model

Non-GAAP EPS Accretion

- 20-25% accretive to non-GAAP EPS in the first full year post-close (exclusive of revenue synergies)

Accelerates NCR 80/60/20 Strategy

	Standalone	Proforma
Software & Services *% of Total Revenue*	70%	~74%
Recurring Revenue *% of Total Revenue*	55%	>60%
Adj. EBITDA Margin *% of Total Revenue*	16%	~19%

*Based on 2021 consensus

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Substantial Profitability Synergy Opportunity Operating Costs Corporate SG&A Estimated savings of $100-$120 million annually

Revenue Synergies Represent Significant Upside Potential to add 200 bps to long-term growth rate Banking Growth Accelerators Payment Growth Accelerators Retail Growth Accelerators ATMaaS acceleration Allpoint network opportunities Sales distribution GEO expansion Innovative transaction payment offerings Expanded merchant acquiring capabilities Card issuing capabilities Cash Management optimization Additional ATM services Payment product offering expansion

Intend to Reduce Leverage Quickly

- ✓ Initial Pro Forma Net Leverage of 4.5x (excl. pensions liability and preferred equity and incl. synergies)
- ✓ Includes financeable run-rate synergies
- ✓ Incremental debt: ~$2.6 billion
- ✓ Targeting < 3.5x net leverage by end 2022
- ✓ Expect similar debt ratings



2021E
2022E
2023E
Incremental Net Leverage
NCR Current Net Leverage

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NCR 2020-2024 Financial Objectives REVENUE FREE CASH FLOW 2018 2019 2020 2024 Software & Services Revenue 68% 65% 72% ~80% Recurring Revenue  46% 46% 54% >60% Adj. EBITDA Margin 15% 15% 14% ~20% STRATEGIC EXECUTION ADJ. EBITDA MARGIN % Accelerates achievement by ~2 years Expect >20% in 2022 >5% growth >$3B to delever & redeploy From December 3, 2020 NCR Investor Day Accretion from both CATM standalone growth rate and revenue synergies Accretion from both CATM standalone margin rate and profitability synergies Less stock buyback and acquisition spending plus cap ex synergies Immediate accretion to all metrics and faster gains thereafter

NCR Q4 Earnings Report Preview: Financial Results Prior Q4 Guidance: Revenue: Modest sequential improvement with similar revenue mix Adj. EBITDA Margin: Margin rate similar to Q3 Free Cash Flow: $100-150 Million Preliminary Results: Revenue: Up 2-3% sequentially with 6% growth year over year in recurring revenue Adj. EBITDA Margin: Margin rate slightly higher than Q3 Free Cash Flow: Approx. $145 Million Results to be reported on Feb 9 expected to be in line with prior guidance and expectations

NCR Q4 Cost Actions and Restructuring Cost Actions: Temporary Covid cost actions replaced with permanent reductions Total actions expected to exceed $150 Million in annual benefit in 2021 Turning attention to integration of Cardtronics and attainment of synergies in 2021 Results to be reported on Feb 9 expected to be in line with prior guidance and expectations Restructuring: Anticipate a restructuring charge in Q4 of approx. $200 Million Includes severance, excess inventory and software impairments from strategic changes Several legacy issues addressed and settled Made $70M contribution to the pension plan

Next Steps Begin regulatory filings to receive regulatory approvals Cardtronics files proxy statement for shareholder approval Commence integration planning Estimated close in mid-year 2021

Supplemental Materials

NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results and are not a substitute for their comparable GAAP measures. FREE CASH FLOW. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. ADJUSTED EBITDA & ADJUSTED EBITDA MARGIN %. NCR believes the Adjusted EBITDA and Adjusted EBITDA Margin percentage provide useful information to investors because it is an indicator of strength and performance of the Company’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, amortization of acquired intangible assets, restructuring charges, among others. Adjusted EBITDA Margin percentage is calculated based on Adjusted EBITDA as a percentage of total revenue. NON-GAAP RECONCILIATIONS With respect to the Adjusted EBITDA & Adjusted EBITDA Margin % estimate for FY 2020, we are not providing a reconciliation to the respective GAAP measure because we are unable to predict with reasonable certainty the reconciling items that may affect the GAAP equivalent measures without unreasonable effort. Adjusted EBITDA & Adjusted EBITDA Margin % for FY 2021 included within the presentation are based on the 2021 analysts’ consensus estimates. Therefore, we are not providing a reconciliation to the respective GAAP measures because we are unable to predict with reasonable certainty the reconciling items that may affect the GAAP equivalent measures without unreasonable effort. The reconciling items for Adjusted EBITDA and Adjusted EBITDA Margin % are as noted above and include primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures.

GAAP TO NON-GAAP RECONCILIATION ADJUSTED EBITDA FY 2018 FY 2019 Net Income from Continuing Operations Attributable to NCR (GAAP) $(36) $614 Pension Mark-to-Market Adjustments (45) 75 Transformation & Restructuring Costs 223 58 Acquisition-Related Amortization of Intangibles 85 86 Acquisition-Related Costs 6 3 Long-lived and Intangible Asset Impairment Charges 183 - Internal Reorganization & IP Transfer - (37) Interest Expense 168 197 Interest Income (5) (4) Depreciation & Amortization 241 232 Income Taxes 73 (273) Stock-based Compensation Expense 64 107 Adjusted EBITDA (non-GAAP) $957 $1,058

GAAP TO NON-GAAP RECONCILIATION FREE CASH FLOW 2020E Cash provided by Operating Activities ~$142M Total capital expenditures ($63M) Cash used in discontinued operations ($4M) Pension contributions $70M Free Cash Flow ~$145M